Exhibit 23.1

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into McMoRan Exploration Co.'s previously filed Registration Statements on Form S-3 (File No. 333-95195), on Forms S-8 (File Nos. 333-67485 and 333-67963).

                                 /s/ Arthur Andersen LLP
                                     Arthur Andersen LLP

New Orleans, Louisiana
 February 7, 2000